UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 14, 2023

TOUGHBUILT INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38739	46-0820877
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8669 Research Drive
Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

(949) 528-3100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TBLT	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company
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If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
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Explanatory Note

This Current Report on Form 8-K amends the Current Report on Form 8-K of ToughBuilt Industries, Inc. (the “Company”), originally furnished by the Company to the Securities and Exchange Commission on November 15, 2023 (the “Initial 8-K”). The sole purpose for filing this amended report is to correct the net operating expenses and the net loss attributable to common shareholders in the third quarter of 2023 contained in the Company’s press release, dated November 14, 2023, attached as Exhibit 99.1 to the Initial 8-K as described further below. A corrected press release is attached as Exhibit 99.1 to this Current Report.

Item 2.02. Results of Operations and Financial Condition

On November 14, 2023, the Company issued a press release regarding its financial results for the quarter ended September 30, 2023 (the “Initial Press Release”).  The Initial Press Release attached as Exhibit 99.1 to the Initial Form 8-K incorrectly understated operating expenses and total operating losses for the quarter ended September 30,  2023.  The corrected operating losses for the quarter ended September 30, 2023 were $15.4 million (compared to $14.2 million as incorrected stated in the Initial Press Release), representing a decrease of approximately 12% (compared to approximately 23.8% as incorrectly stated in the Initial Press Release) from the operating losses for the quarter ended September 30, 2022.  The corrected total operating expenses for the fiscal quarter ended September 30, 2023 decreased approximately 2.4% to $51.9 million for the quarter ended September 30, 2023 (compared to a decrease of 4.62% to $50.6 million as incorrectly stated in the Initial Press Release ) from $53.2 million for the quarter ended September 30, 2022.

The Initial Press Release also incorrectly understated the net loss attributable to shareholders at the quarter ended September 30,  2023.  The corrected net loss  attributable to common shareholders at September 30, 2023 was approximately $14.2 million or $(0.46) per share (compared to a net loss attributable to shareholders of $8.4 million or $(0.27) per share at September 30, 2023 as incorrectly stated in the Initial Press Release).

The information disclosed under this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. By filing this Current Report on Form 8-K and furnishing this information, the Company makes no statement or admission as to the materiality of any information in this Item 2.02 or Exhibit 99.1 attached hereto.

Item  9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Revised Press Release of ToughBuilt Industries, Inc., dated as of November 14, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOUGHBUILT INDUSTRIES, INC.

Date: November 21, 2023	By:	/s/ Martin Galstyan
	Name:	Martin Galstyan
	Title:	Chief Financial Officer